UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Infrastructure Fund
(Class I: MLPPX)

ANNUAL REPORT
November 30, 2014

Advisory Research MLP & Energy Infrastructure Fund
Class I
A series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Energy Infrastructure Fund
(“MLPPX”)
November 30, 2014

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”).  This report covers the annual period ended November 30, 2014 as well as an overall update on the Fund’s investments.  One notable event during the year was the shareholder approval of the Plan of Exchange.  The newly created Class I shares were registered under the Securities Act of 1933, as amended, and the shares are now sold to the public at a minimum investment of $5 million.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

We are pleased that the Fund generated results consistent with our expectations for the one year and since its September 9, 2010 inception date.

Total Returns as of November 30, 2014
	Annualized	Annualized
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLPPX	20.18%	11.47%	91%
Alerian MLP Index	12.87%	15.71%

	Annualized	Annualized
Since Inception (9/9/2010)	Performance	Volatility[1]	Correlation to Index
MLPPX	16.20%	10.86%	90%
Alerian MLP Index	16.43%	14.98%

1

[1]	Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and performance current to the most recent month-end may be obtained by calling 1-888-665-1414.  The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.46% and 1.00% respectively.2  There is a 2% redemption fee if redeemed within 90 days of purchase.

 For the one year period, the Fund was ahead of the Index by 731 basis points and for the since inception period, the performance was in line with the Index.  It is important to note that MLPs have been in the bull market portion of a market cycle since the Fund’s inception.  We expect the long term returns of the Alerian MLP Index to be 5-9% per annum, considerably lower than the performance in the 1 year and since inception periods. We believe the Fund has the potential to generate returns consistent with the Alerian MLP Index over a full market cycle.

Consistent with our expectations, the Fund generated return volatility materially lower than the Index.  Volatility for the Fund for the one year and since inception periods was 11.47% and 10.86% respectively.  Volatility for the Index over the same periods was 15.71% and 14.98%.  The lower volatility was derived from the Fund’s diversified portfolio, in particular, the fixed income securities.

The risk adjusted return of the Fund has been compelling over the one year and since inception periods.  We use the information ratio, measured as total return per unit of annualized standard deviation, to illustrate risk adjusted returns.

	Information Ratio
	1 Year	Since inception
MLPPX	1.8	1.5
Alerian MLP Index	0.8	1.1

The Fund continued to exhibit strong correlation to the Alerian MLP Index.  The Fund had a correlation of 91% and 90% over the one year and since inception periods, respectively, compared to the Index.  We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.  Since inception, we have preferred MLPs and MLP related equities in comparison to fixed income securities.  This preference tends to increase the Fund’s correlation to the S&P 500 while it decreases the correlation to bond indices.  We expect the correlation statistics to remain near current levels as long as our asset allocation preferences stay the same.

The Fund’s flexible design seeks to take full advantage of the asset allocation and security selection opportunities that we see. In addition, the Fund’s returns have benefited from asset allocation and security selection decisions.

Since inception we have overweighted the combined MLP and equity holdings and underweighted the debt in comparison to our long-term targets. MLPs and equities have substantially outperformed fixed income over both the one year and since inception periods.  We anticipate continuing to overweight MLPs and equities.  It is worth noting that the fixed income securities hurt relative returns over both the one year and since inception periods but greatly reduced the volatility of the portfolio, particularly as MLP and equity returns declined in October,  in addition to providing significant liquidity.  Our portfolio is significantly more liquid than a portfolio restricted to owning only MLPs.

2

Security selection has been strong. We have added significant value in our selection of MLPs, energy infrastructure equities and energy infrastructure fixed income securities for the one year and since inception periods.  The energy infrastructure equities (non-MLP) in the portfolio, on average, generated cumulative total returns significantly higher than the S&P 500 Energy Sector driven by identifying equities likely to benefit from MLP-related buyouts or restructurings.  Our debt selection was also strong with the average fixed income security producing a significantly higher return than the Barclays Aggregate Bond Index return.  Our fixed income selection benefited from a preference for taking on credit risk as opposed to interest rate risk.

Late in the Fund’s fiscal year, MLP & energy infrastructure equities began to trade down in sympathy with weakening commodity prices. The decline in crude oil prices can be attributed to increasing domestic shale production, a stronger U.S. dollar, and growing economic weakness in Asia and Europe. At November 30, 2014, the West Texas Intermediate crude oil benchmark (WTI) had fallen roughly -38% since peaking at $107 per barrel in June 2014 and is currently trading in the $66 range. Additionally, we have seen approximately a 30% decline in natural gas liquids prices from recent highs.

We believe that longer term investors will be rewarded for investing in energy infrastructure equities and MLPs at today’s prices.  Our valuation models indicate that MLP prices are near undervalued levels. In the past, investing in MLPs at comparable levels has proven to be a good investment decision.  The 5.73 % yield of the Alerian MLP Index combined with distribution growth potential of 5% per annum is an attractive value proposition in a market that offers investors few alternatives with meaningful yield and growth. Real Estate Investment Trusts (REITs) and Utilities, which are equities with fairly similar yield and growth characteristics to MLPs, finished the year trading at all-time highs.

Although most MLPs and energy infrastructure equities do not have direct commodity exposure, extremely high or low crude oil prices can start to impact the level of volume of energy products moving through the infrastructure that they operate. As long as commodity prices are falling, it is likely that there will be uncertainty surrounding the future need for certain growth projects that MLPs are currently planning to pursue.  This may encourage management teams to delay or cancel their less attractive growth opportunities and to slow the rate of their distribution growth to unitholders.  MLPs will be challenged to move up significantly in value in an environment of high uncertainty and declining growth.

Our Fund is generally involved in the midstream portion of the energy business. Midstream companies are in the business of charging a fee to transport energy products from where they are produced to where they are consumed.  The nature of the midstream business makes it more sensitive to the volume of energy products that they carry and less sensitive to the price of energy products.

The volume of energy products available to be transported tends to grow at a slow and steady rate over time. An increase in U.S. energy production since 2006 has significantly boosted the supply available for transportation.  This increase in volume has allowed many MLPs to grow their businesses and their distributions to unitholders at higher levels than the long-term historical average.

3

One exception in the current crude oil pullback that could be different than other pullbacks, particularly 2008, is that the domestic economic backdrop is stronger.  We believe that we are more likely to see incremental demand creation during this cycle, versus the significant demand destruction in 2008.  As a result, MLPs further downstream from the wellhead could be less impacted given this stable or growing demand.

While we do not believe that current crude oil prices will impact the current distributions of the MLPs that we own, we do believe that there will be a moderation in the future growth of distributions across the MLP asset class.

We expect that the performance of individual MLP and energy infrastructure equities will vary greatly.  Lower quality MLPs and equities, particularly those with significant exposure to the price of crude oil, will likely see their distributions flatten, or even cut.  Some Upstream MLPs with significant commodity exposure have already announced large distribution cuts.  Higher quality MLPs are likely to see distribution growth continue albeit at a slower rate than was expected.  Relative to the Index, the Fund benefits from multiple factors.  First, we do not buy those MLPs and energy infrastructure companies that we judge to be of low quality. A portion of our assessment of quality is tied to the commodity sensitivity of each entity’s cash flows, and as a result we tend to avoid those with higher levels of commodity sensitivity. Second, most of the holdings are large, well-capitalized companies.  We believe crude oil prices will stabilize in a range where oil producers’ businesses can continue to be profitable over the long-term.  Short-term impacts should mostly affect smaller producers and may present long-term growth opportunities to larger, well-capitalized companies.  Third, the Fund is approximately 29% invested in debt securities.  In general our portfolio of debt securities is in well positioned energy infrastructure companies that we believe can survive an extended period of low commodity prices.  The debt securities also significantly moderate the volatility of the Fund.

As we enter 2015 we see several areas of opportunity.  First, there was significant tax loss selling in the fourth quarter as investors sold stocks at losses to reduce their 2014 tax liability.  The tax loss selling materially impacted a number of recent MLP IPOs that we consider to be high quality.  The selling also impacted a couple of smaller (by capitalization) MLPs that are long-term favorites of ours.  Second, a large portion of the MLP and energy infrastructure universe is more tied to natural gas volumes than is tied to crude oil volumes.  Natural gas prices have been low for several years due to the vast U.S. supplies that are available.  Even in this low commodity price environment many natural gas related MLPs and equities have grown their businesses as natural gas volumes continue to gain a larger share of the overall U.S. energy usage.  The recent sell-off across the MLP and equity universe indiscriminately included many natural gas related securities, driving them to undervalued levels.  We expect to selectively add to these positions in early 2015.

In summary, despite lower overall crude oil prices, we believe current MLP and equity valuations are attractive for long-term investors.  As the price of crude oil stabilizes we expect buying opportunities to emerge in the sector and we will seek opportunities to increase our equity holdings using fixed income holdings as a source of funds.

4

As a shareholder, you will receive a 1099 tax form in 2015.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.   The since inception performance shown for the index is that of the Fund’s inception.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing.  It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

5

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

 The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

 The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

 Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[1]	A basis point (bps) is a unit of measure. One basis point equals 0.01%.

[2]	The Advisor has contractually agreed to waive its fees and/or pay for expenses until July 31, 2015 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

6

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $1 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index, the S&P 500® Index, and the Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

The S&P 500® Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2014	1 Year	3 Years	Since Inception (9/9/10)
Advisory Research MLP & Energy Infrastructure Fund	20.18%	16.31%	16.20%
Alerian MLP Index	12.87%	16.23%	16.43%
S&P 500® Index	16.86%	20.93%	18.49%
Barclays Aggregate Bond Index	5.27%	3.00%	3.61%

The performance date quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for the Fund were 1.46% and 1.00% respectively, which were the amounts stated in the current prospectus as of the date of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses. In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect until July 31, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

7

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS – 28.2%
	ENERGY – 26.5%
$1,000,000	CONSOL Energy, Inc. 8.250%, 4/1/2020[1]	$1,052,500
4,000,000	DCP Midstream LLC 6.750%, 9/15/2037[2]	4,805,584
875,000	EQT Corp. 4.875%, 11/15/2021	949,169
700,000	Exterran Holdings, Inc. 7.250%, 12/1/2018[1]	710,500
	Kinder Morgan, Inc.
300,000	8.050%, 10/15/2030	375,981
1,500,000	7.800%, 8/1/2031	1,879,829
3,500,000	Marathon Petroleum Corp. 6.500%, 3/1/2041[1]	4,136,681
2,700,000	NGPL PipeCo LLC 7.119%, 12/15/2017[2]	2,794,500
1,000,000	Noble Holding International Ltd. 6.050%, 3/1/2041[3]	953,390
3,100,000	ONEOK, Inc. 6.000%, 6/15/2035	3,122,317
1,600,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	1,680,000
275,000	QEP Resources, Inc. 6.875%, 3/1/2021	288,750
3,500,000	Rockies Express Pipeline LLC 6.875%, 4/15/2040[2]	3,992,625
	Spectra Energy Capital LLC
2,700,000	6.750%, 2/15/2032	3,264,397
1,000,000	7.500%, 9/15/2038	1,300,782
1,850,000	Swift Energy Co. 7.875%, 3/1/2022[1]	1,517,000
	Tennessee Gas Pipeline Co. LLC
400,000	8.375%, 6/15/2032	532,754
200,000	7.625%, 4/1/2037	252,166
1,750,000	Tesoro Corp. 5.375%, 10/1/2022[1]	1,815,625
1,500,000	Transcontinental Gas Pipe Line Co. LLC 4.450%, 8/1/2042[1]	1,415,904
1,500,000	Valero Energy Corp. 8.750%, 6/15/2030	2,063,331
800,000	Western Refining, Inc. 6.250%, 4/1/2021[1]	779,504

8

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$4,000,000	Williams Cos., Inc. 7.750%, 6/15/2031	$4,729,108
		44,412,397
	INDUSTRIAL – 1.7%
2,510,000	Teekay Corp. 8.500%, 1/15/2020[3]	2,836,300

	TOTAL CORPORATE BONDS (Cost $47,763,233)	47,248,697

Number of Shares

	COMMON STOCKS – 46.3%
	ENERGY – 41.0%
330,132	Enbridge Energy Management LLC	12,016,799
58,375	EQT Corp.	5,310,958
332,205	Kinder Morgan, Inc.	13,736,670
39,110	NextEra Energy Partners LP	1,478,749
84,400	ONEOK, Inc.	4,571,104
47,645	Pattern Energy Group, Inc. - Class A	1,264,022
304,235	Plains GP Holdings LP - Class A	7,904,025
125,685	Spectra Energy Corp.	4,760,948
64,225	Targa Resources Corp.	7,330,642
199,960	Williams Cos., Inc.	10,347,930
		68,721,847
	INDUSTRIAL – 2.3%
22,480	Teekay Corp.[3]	1,117,705
105,549	Teekay Offshore Partners LP3	2,713,665
		3,831,370
	UTILITIES – 3.0%
73,175	NiSource, Inc.	3,061,642
39,730	NRG Yield, Inc. - Class A	1,882,805
		4,944,447
	TOTAL COMMON STOCKS (Cost $75,807,832)	77,497,664

	MASTER LIMITED PARTNERSHIPS – 23.8%
	ENERGY – 21.7%
32,920	Antero Midstream Partners LP*	911,555
60,645	Buckeye Partners LP	4,661,781
11,515	Cone Midstream Partners LP*	316,202
91,105	DCP Midstream Partners LP	4,364,840
88,156	Enable Midstream Partners LP	1,773,699
186,715	Energy Transfer Equity LP	11,089,004

9

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Number of Shares		Value

	MASTER LIMITED PARTNERSHIPS (Continued)
	ENERGY (Continued)
71,125	NuStar Energy LP	$3,983,000
10,145	Plains All American Pipeline LP	521,960
80,275	TC PipeLines LP	5,778,997
52,755	Tesoro Logistics LP	3,021,279
		36,422,317
	INDUSTRIAL – 0.2%
22,855	USD Partners LP*	341,225

	UTILITIES – 1.9%
50,630	Western Gas Equity Partners LP	3,179,564

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $37,611,576)	39,943,106

	SHORT-TERM INVESTMENTS – 1.6%
2,616,877	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%[4]	2,616,877

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,616,877)	2,616,877

	TOTAL INVESTMENTS – 99.9% (Cost $163,799,518)	167,306,344
	Other Assets in Excess of Liabilities – 0.1%	110,786

	TOTAL NET ASSETS – 100.0%	$167,417,130

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.
10

Advisory Research MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	26.5%
Industrial	1.7%
Total Corporate Bonds	28.2%
Common Stocks
Energy	41.0%
Utilities	3.0%
Industrial	2.3%
Total Common Stocks	46.3%
Master Limited Partnerships
Energy	21.7%
Utilities	1.9%
Industrial	0.2%
Total Master Limited Partnerships	23.8%
Short-Term Investments	1.6%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

11

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $163,799,518)	$167,306,344
Receivables:
Fund shares sold	118,820
Dividends and interest	976,318
Prepaid expenses	15,193
Total assets	168,416,675

Liabilities:
Payables:
Fund shares redeemed	1,302
Due to Custodian	845,666
Advisory fees	80,800
Auditing fees	16,750
Administration fees	16,528
Fund accounting fees	11,068
Custody fees	6,456
Transfer agent fees and expenses	5,556
Chief Compliance Officer fees	609
Trustees' fees and expenses	297
Accrued other expenses	14,513
Total liabilities	999,545

Net Assets	$167,417,130

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of
shares authorized)	$164,375,963
Accumulated net investment loss	(514,823)
Accumulated net realized gain on investments	49,164
Net unrealized appreciation on investments	3,506,826
Net Assets	$167,417,130

Class I:
Shares of beneficial interest issued and outstanding	11,986,111
Net asset value per share	$13.97

See accompanying Notes to Financial Statements.

12

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $8,089)	$783,779
Interest	853,197
Miscellaneous income	1,742
Total investment income	1,638,718

Expenses:
Advisory fees	460,692
Administration fees	65,281
Fund accounting fees	52,964
Legal fees	45,446
Transfer agent fees and expenses	25,127
Auditing fees	16,750
Custody fees	16,103
Miscellaneous	14,589
Registration fees	11,596
Shareholder reporting fees	9,365
Chief Compliance Officer fees	3,799
Trustees' fees and expenses	3,300
Insurance fees	1,127

Total expenses	726,139
Advisory fees waived	(111,885)
Net expenses	614,254
Net investment income	1,024,464

Realized and Unrealized Gain on Investments
Net realized gain on investments	2,409,426
Net change in unrealized appreciation/depreciation on investments	(1,085,713)
Net realized and unrealized gain on investments	1,323,713

Net Increase in Net Assets from Operations	$2,348,177

See accompanying Notes to Financial Statements.

13

Advisory Research MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2014	November 30, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,024,464	$454,617
Net realized gain on investments, purchased options contracts
and written options contracts	2,409,426	1,732,155
Net change in unrealized appreciation/depreciation on investments
and written options contracts	(1,085,713)	2,481,912
Net increase from payment by affiliates (Note 3)	-	7,721
Net increase in net assets resulting from operations	2,348,177	4,676,405

Distributions to Shareholders:
From net investment income	(1,042,192)	(244,875)
From net realized gains	(2,682,781)	(2,977,660)
Return of capital	(996,555)	-
Total distributions to shareholders	(4,721,528)	(3,222,535)

Capital Transactions:
Class I:
Proceeds from shares sold	139,106,216	1,400,000
Reinvestment of distributions	3,860,855	2,220,377
Cost of shares redeemed[1]	(4,996,081)	(100,080)
Net increase in net assets from capital transactions	137,970,990	3,520,297

Total increase in net assets	135,597,639	4,974,167

Net Assets:
Beginning of period	31,819,491	26,845,324
End of period	$167,417,130	$31,819,491

Accumulated net investment loss	$(514,823)	$(523,211)

Capital Share Transactions:
Shares sold	9,500,328	118,203
Shares reinvested	275,048	191,432
Shares redeemed	(345,726)	(8,071)
Net increase in capital share transactions	9,429,650	301,564

[1]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

14

Advisory Research MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	September 9, 2010* through
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010

Net asset value, beginning of period	$12.45	$11.91	$11.25	$10.48	$10.00
Income from Investment Operations:
Net investment income[1]	0.23	0.19	0.22	0.18	0.07
Net realized and unrealized gain on investments	2.23	1.71	1.06	1.19	0.51
Total from investment operations	2.46	1.90	1.28	1.37	0.58

Less distributions:
From net investment income	(0.40)	(0.10)	(0.22)	(0.13)	(0.03)
From net realized gain	(0.37)	(1.26)	(0.40)	(0.36)	(0.04)
From return of capital	(0.17)	-	-	(0.11)	(0.03)
Total distributions	(0.94)	(1.36)	(0.62)	(0.60)	(0.10)

Redemption fee proceeds	-	-	-	-	-

Net asset value, end of period	$13.97	$12.45	$11.91	$11.25	$10.48

Total return[2]	20.18%	17.32%	11.60%	13.26%	5.80%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$167,417	$31,819	$26,845	$22,368	$8,432

Ratio of expenses to average net assets: [4]
Before fees waived and expenses absorbed	1.18%	1.40%	1.47%	2.13%	5.89%	[5]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.49%	1.12%	1.36%	0.50%	(1.25%)	[5]
After fees waived and expenses absorbed	1.67%	1.52%	1.83%	1.63%	3.64%	[5]
Portfolio turnover rate	34%	56%	103%	99%	25%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not Annualized.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.00%.
[5]	Annualized.

See accompanying Notes to Financial Statements.
15

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
The Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 27, 2013, the Fund was known as FAMCO MLP & Energy Infrastructure. The Fund’s primary investment objective is long-term capital appreciation and current income. The Fund commenced investment operations on September 9, 2010. The outstanding shares of the Fund were exchanged on July 16, 2014 into a newly created Class I shares of the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

16

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. The Fund did not hold any written options contracts as of and during the year ended November 30, 2014.

17

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund's average daily net assets until July 31, 2015.

For the year ended November 30, 2014, the Advisor waived $111,885 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2014, the amount of these potentially recoverable expenses was $352,124.
18

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2015	$121,321
2016	118,918
2017	111,885

The Advisor reimbursed the Fund $7,721 for losses from a trade error during the fiscal year ended November 30, 2013. This amount is reported on the Fund’s Statements of Changes under the caption “Net increase from payment by affiliates” for that period. This reimbursement had no impact to the Fund’s performance.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$162,812,916

Gross unrealized appreciation	12,287,336
Gross unrealized depreciation	(7,793,908)

Net unrealized appreciation on investments	$4,493,428

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

19

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 97,735	$ 26,116	$ (123,851)

As of November 30, 2014, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and partial MLP dispositions	(1,452,261)
Net unrealized appreciation on investments	4,493,428
Total accumulated earnings	$3,041,167

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 for the Fund was as follows:

Distribution paid from:	2014	2013
Ordinary income	$1,913,572	809,231
Long-term capital gains	1,811,401	2,413,304
Tax return of capital	996,555	-
Total distributions paid	$4,721,528	3,222,535

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2014, the Fund received $0 in redemption fees.

Note 6 –  Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $154,192,611 and $21,558,047, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

20

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$44,412,397	$-	$44,412,397
Industrial	-	2,836,300	-	2,836,300
Common Stocks
Energy	68,721,847	-	-	68,721,847
Industrial	3,831,370	-	-	3,831,370
Utilities	4,944,447	-	-	4,944,447
Master Limited Partnerships
Energy	36,422,317	-	-	36,422,317
Industrial	341,225	-	-	341,225
Utilities	3,179,564	-	-	3,179,564
Short-Term Investments	2,616,877			2,616,877
Total Investments	$120,057,647	$47,248,697	$-	$167,306,344

*	The Fund did not hold any Level 3 securities at period end.

21

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 9 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not invest in any derivatives or engage in any hedging activities as of and during the year ended November 30, 2014.

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2014, to shareholders of record on December 29, 2014 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class I Shares:	$ 0.0000	$ 0.0000	$ 0.0184

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.
22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 9, 2010 (commencement of operations) to November 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Infrastructure  Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the four years in the period then ended and for the period September 9, 2010 to November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

23

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
46.11% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2014 are eligible for corporate dividends received deduction for the Infrastructure Fund.

Qualified Dividend Income
50.24% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2014, are designated as qualified dividend income for the Infrastructure Fund.

For Federal income tax purposes, the Infrastructure Fund designates long-term capital gain dividends of $ 1,811,401, or the amounts deemed necessary, for the year ended November 30, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

24

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740.
Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

25

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)

At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Infrastructure Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated as follows:

•	The total return of the Fund for the one-year period was higher than the Performance Peer Group median return and the return of the Alerian MLP Index, but below the median return of the Domestic Energy Performance Universe by 101 basis points.
•	For the three-year period, the Fund’s annualized returns were above the median returns of the Performance Peer Group and the Performance Universe as well as the returns of the Index.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

26

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were below the medians of the Fund’s Expense Peer Group and Expense Universe.  The Board also observed that the Fund’s advisory fee was the same as the fees charged by the Investment Advisor to its clients for separate accounts managed using the same strategies as the Fund.  The Board also noted that the advisory fee charged by the Fund is lower than the advisory fee the Investment Advisor charges the Advisory Research MLP & Energy Income Fund (the “Income Fund”), which is managed using the same strategies as the Fund, but noted that the Income Fund has a lower minimum investment and therefore has more complex cash management issues than the Fund. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were below the Expense Peer Group and Expense Universe medians.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a significant portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

27

Advisory Research MLP & Energy Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 through November 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/14	11/30/14	6/1/14 – 11/30/14
Actual Performance	$1,000.00	$1,049.00	$5.14
Hypothetical (5% annual return before expenses)	1,000.00	1,020.05	5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

28

Advisory Research MLP & Energy Infrastructure Fund
A series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626

Privacy Principles of the Advisory Research MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
(888) 665-1414

Advisory Research MLP & Energy Income Fund
(Class A:  INFRX)
(Class C:  INFFX)
(Class I:  INFIX)

ANNUAL REPORT
November 30, 2014

Advisory Research MLP & Energy Income Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund
(“INFIX/INFRX/INFFX”)
November 30, 2014

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (“the Fund”). This report covers the annual period ended November 30, 2014 as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

We are pleased that the Fund generated results consistent with our expectations for the one year and since its December 27, 2010 inception date.

Total Returns as of November 30, 2014

	Annualized	Annualized
1 Year Period	Performance	Volatility[1]	Correlation to Index
INFIX	19.32%	11.11%	92%
Alerian MLP Index	12.87%	15.71%

	Annualized	Annualized
Since Inception (12/27/2010)	Performance	Volatility[1]	Correlation to Index
INFIX	14.84%	11.01%	90%
Alerian MLP Index	14.83%	15.35%

[1]	Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-665-1414. The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.20% and 1.26% respectively.2 There is a 2% redemption fee if redeemed within 90 days of purchase.

For the one year period, the Fund was ahead of the Index by 645 basis points and for the since inception period, the performance was in line with the Index. It is important to note that MLPs have been in the bull market portion of a market cycle since the Fund’s inception. We expect the long-term returns of the Alerian MLP Index to be 5-9% per annum, considerably lower than the performance in the 1 year and since inception periods. We believe the Fund has the potential to generate returns consistent with the Alerian MLP Index over a full market cycle.

Consistent with our expectations, the Fund generated return volatility materially lower than the Index. Volatility for the Fund for the one year and since inception periods was 11.11% and 11.01% respectively. Volatility for the Index over the same periods was 15.71% and 15.35%. The lower volatility was derived from the Fund’s diversified portfolio, in particular, the fixed income securities.

The risk adjusted return of the Fund has been compelling over the one year and since inception periods. We used the information ratio, measured as total return per unit of annualized standard deviation, to illustrate risk adjusted returns.

	Information Ratio
	1 Year	Since Inception
INFIX	1.7	1.4
Alerian MLP Index	0.8	1.0

The Fund continued to exhibit strong correlation to the Alerian MLP Index. The Fund had a correlation of 92% and 90% over the one year and since inception periods, respectively, compared to the Index. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time. Since inception, we have preferred MLPs and MLP related equities in comparison to fixed income securities. This preference tends to increase the Fund’s correlation to the S&P 500 while it decreases the correlation to bond indices. We expect the correlation statistics to remain near current levels as long as our asset allocation preferences stay the same.

The Fund’s flexible design seeks to take full advantage of the asset allocation and security selection opportunities that we see. In addition, the Fund’s returns have benefited from asset allocation and security selection decisions.

Since inception we have overweighted the combined MLP and equity holdings and underweighted the debt in comparison to our long-term targets. MLPs and equities have substantially outperformed fixed income over both the one year and since inception periods. We anticipate continuing to overweight MLPs and equities. It is worth noting that the fixed income securities hurt relative returns over both the one year and since inception periods but greatly reduced the volatility of the portfolio, particularly as MLP and equity returns declined in October, in addition to providing significant liquidity. Our portfolio is significantly more liquid than a portfolio restricted to owning only MLPs.

Security selection has been strong. We have added significant value in our selection of MLPs, energy infrastructure equities and energy infrastructure fixed income securities for the one year and since inception periods. The energy infrastructure equities (non-MLP) in the portfolio, on average, generated cumulative total returns significantly higher than the S&P 500 Energy Sector driven by identifying equities likely to benefit from MLP-related buyouts or restructurings. Our debt selection was also strong with the average fixed income security producing a significantly higher return than the Barclays Aggregate Bond Index return. Our fixed income selection benefited from a preference for taking on credit risk as opposed to interest rate risk.

Late in the Fund’s fiscal year, MLP & energy infrastructure equities began to trade down in sympathy with weakening commodity prices. The decline in crude oil prices can be attributed to increasing domestic shale production, a stronger U.S. dollar, and growing economic weakness in Asia and Europe. At November 30, 2014, the West Texas Intermediate crude oil benchmark (WTI) had fallen roughly -38% since peaking at $107 per barrel in June 2014 and is currently trading in the $66 range. Additionally, we have seen approximately a 30% decline in natural gas liquids prices from recent highs.

We believe that longer term investors will be rewarded for investing in energy infrastructure equities and MLPs at today’s prices. Our valuation models indicate that MLP prices are near undervalued levels. In the past, investing in MLPs at comparable levels has proven to be a good investment decision. The 5.73% yield of the Alerian MLP Index, combined with distribution growth potential of 5% per annum, is an attractive value proposition in a market that offers investors few alternatives with meaningful yield and growth. Real Estate Investment Trusts (REITs) and Utilities, which are equities with fairly similar yield and growth characteristics to MLPs, finished the year trading at all-time highs.

Although most MLPs and energy infrastructure equities do not have direct commodity exposure, extremely high or low crude oil prices can start to impact the level of volume of energy products moving through the infrastructure that they operate. As long as commodity prices are falling, it is likely that there will be uncertainty surrounding the future need for certain growth projects that MLPs are currently planning to pursue. This may encourage management teams to delay or cancel their less attractive growth opportunities and to slow the rate of their distribution growth to unitholders. MLPs will be challenged to move up significantly in value in an environment of high uncertainty and declining growth.

Our Fund is generally involved in the midstream portion of the energy business. Midstream companies are in the business of charging a fee to transport energy products from where they are produced to where they are consumed. The nature of the midstream business makes it more sensitive to the volume of energy products that they carry and less sensitive to the price of energy products.

The volume of energy products available to be transported tends to grow at a slow and steady rate over time. An increase in U.S. energy production since 2006 has significantly boosted the supply available for transportation. This increase in volume has allowed many MLPs to grow their businesses and their distributions to unitholders at higher levels than the long-term historical average.

One exception in the current crude oil pullback that could be different than other pullbacks, particularly 2008, is that the domestic economic backdrop is stronger. We believe that we are more likely to see incremental demand creation during this cycle, versus the significant demand destruction in 2008. As a result, MLPs further downstream from the wellhead could be less impacted given this stable or growing demand.

While we do not believe that current crude oil prices will impact the current distributions of the MLPs that we own, we do believe that there will be a moderation in the future growth of distributions across the MLP asset class.

We expect that the performance of individual MLP and energy infrastructure equities will vary greatly. Lower quality MLPs and equities, particularly those with significant exposure to the price of crude oil, will likely see their distributions flatten, or even cut. Some Upstream MLPs with significant commodity exposure have already announced large distribution cuts. Higher quality MLPs are likely to see distribution growth continue albeit at a slower rate than was expected. Relative to the Index, the Fund benefits from multiple factors. First, we do not buy those MLPs and energy infrastructure companies that we judge to be of low quality. A portion of our assessment of quality is tied to the commodity sensitivity of each entity’s cash flows, and as a result we tend to avoid those with higher levels of commodity sensitivity. Second, most of the holdings are large, well-capitalized companies. We believe crude oil prices will stabilize in a range where oil producers’ businesses can continue to be profitable over the long-term. Short-term impacts should mostly affect smaller producers and may present long-term growth opportunities to larger, well-capitalized companies. Third, the Fund is approximately 29% invested in debt securities. In general our portfolio of debt securities is in well positioned energy infrastructure companies that we believe can survive an extended period of low commodity prices. The debt securities also significantly moderate the volatility of the Fund.

As we enter 2015 we see several areas of opportunity. First, there was significant tax loss selling in the fourth quarter as investors sold stocks at losses to reduce their 2014 tax liability. The tax loss selling materially impacted a number of recent MLP IPOs that we consider to be high quality. The selling also impacted a couple of smaller (by capitalization) MLPs that are long-term favorites of ours. Second, a large portion of the MLP and energy infrastructure universe is more tied to natural gas volumes than is tied to crude oil volumes. Natural gas prices have been low for several years due to the vast U.S. supplies that are available. Even in this low commodity price environment many natural gas related MLPs and equities have grown their businesses as natural gas volumes continue to gain a larger share of the overall U.S. energy usage. The recent sell-off across the MLP and equity universe indiscriminately included many natural gas related securities, driving them to undervalued levels. We expect to selectively add to these positions in early 2015.

In summary, despite lower overall crude oil prices, we believe current MLP and equity valuations are attractive for long-term investors. As the price of crude oil stabilizes we expect buying opportunities to emerge in the sector and we will seek opportunities to increase our equity holdings using fixed income holdings as a source of funds.

As a shareholder, you will receive a 1099 tax form in 2015. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. The since inception performance shown for the index is that of the Fund’s inception.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[1]	A basis point (bps) is a unit of measure. One basis point equals 0.01%.

[2]	The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2015 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above. The recoupment is reflected in the net expense ratio.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2014	1 Year	3 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	19.05%	15.06%	13.99%
Class C²	18.12%	14.17%	13.91%
Class I³	19.32%	15.35%	14.84%
After deducting maximum sales charge
Class A¹	12.53%	12.90%	12.95%
Class C²	17.12%	14.17%	13.91%
Alerian MLP Index	12.87%	16.23%	14.83%

*	Class A started on 5/18/11, Class I started on 12/27/10 and Class C started on 4/2/12. The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A shares were 1.45% and 1.51% respectively, for the Class C shares were 2.20% and 2.26% respectively, and for the Class I shares were 1.20% and 1.26% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2015.

¹	Maximum sales charge for Class A shares is 5.50%. No sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
²	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS – 28.6%
	ENERGY – 27.3%
	Concho Resources, Inc.
$2,000,000	6.500%, 1/15/2022[1]	$2,065,000
2,500,000	5.500%, 4/1/2023[1]	2,462,500
7,000,000	CONSOL Energy, Inc. 8.250%, 4/1/2020[1]	7,367,500
14,791,000	DCP Midstream LLC 6.750%, 9/15/2037[2]	17,769,848
5,000,000	Denbury Resources, Inc. 4.625%, 7/15/2023[1]	4,200,000
4,500,000	Exterran Holdings, Inc. 7.250%, 12/1/2018[1]	4,567,500
	Kinder Morgan, Inc.
865,000	7.000%, 2/1/2018	965,172
1,200,000	8.050%, 10/15/2030	1,503,924
1,500,000	7.800%, 8/1/2031	1,879,829
8,320,000	7.750%, 1/15/2032	10,516,480
	NGPL PipeCo LLC
7,300,000	7.119%, 12/15/2017[2]	7,555,500
11,000,000	9.625%, 6/1/2019[1,2]	11,797,500
21,595,000	ONEOK, Inc. 6.000%, 6/15/2035	21,750,462
11,325,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	11,891,250
	QEP Resources, Inc.
1,000,000	6.800%, 4/1/2018	1,060,000
10,800,000	6.875%, 3/1/2021	11,340,000
10,000,000	Range Resources Corp. 5.000%, 3/15/2023[1]	9,943,750
	Rockies Express Pipeline LLC
5,000,000	6.850%, 7/15/2018[2]	5,375,000
9,500,000	5.625%, 4/15/2020[2]	9,832,500
18,800,000	Spectra Energy Capital LLC 6.750%, 2/15/2032	22,729,877
5,813,000	Swift Energy Co. 7.875%, 3/1/2022[1]	4,766,660
12,125,000	Tesoro Corp. 5.375%, 10/1/2022[1]	12,579,688
1,500,000	Valero Energy Corp. 8.750%, 6/15/2030	2,063,331
11,085,000	Western Refining, Inc. 6.250%, 4/1/2021[1]	10,801,002

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$17,750,000	Williams Cos., Inc. 7.750%, 6/15/2031	$20,985,417
		217,769,690
	INDUSTRIAL – 1.3%
9,165,000	Teekay Corp. 8.500%, 1/15/2020[3]	10,356,450

	TOTAL CORPORATE BONDS (Cost $224,885,683)	228,126,140

Number of Shares

	COMMON STOCKS – 45.0%
	ENERGY – 39.0%
1,563,476	Enbridge Energy Management LLC	56,910,543
273,760	EQT Corp.	24,906,685
1,578,437	Kinder Morgan, Inc.	65,268,388
151,065	NextEra Energy Partners LP	5,711,768
335,745	ONEOK, Inc.	18,183,949
171,135	Pattern Energy Group, Inc. - Class A	4,540,211
1,296,730	Plains GP Holdings LP - Class A	33,689,045
589,420	Spectra Energy Corp.	22,327,230
273,740	Targa Resources Corp.	31,244,684
937,745	Williams Cos., Inc.	48,528,304
		311,310,807
	INDUSTRIAL – 2.8%
199,300	Teekay Corp.[3]	9,909,196
479,352	Teekay Offshore Partners LP3	12,324,140
		22,233,336
	UTILITIES – 3.2%
426,200	NiSource, Inc.	17,832,208
161,855	NRG Yield, Inc. - Class A	7,670,308
		25,502,516
	TOTAL COMMON STOCKS (Cost $295,349,102)	359,046,659

	MASTER LIMITED PARTNERSHIPS – 24.1%
	ENERGY – 21.7%
156,200	Antero Midstream Partners LP*	4,325,178
276,290	Buckeye Partners LP	21,238,412
67,360	Cone Midstream Partners LP*	1,849,706
427,254	DCP Midstream Partners LP	20,469,739
419,739	Enable Midstream Partners LP	8,445,149
815,195	Energy Transfer Equity LP	48,414,431

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Number of Shares		Value

	MASTER LIMITED PARTNERSHIPS (Continued)
	ENERGY (Continued)
50,045	JP Energy Partners LP*	$730,657
308,245	NuStar Energy LP	17,261,720
156,620	Plains All American Pipeline LP	8,058,099
382,470	TC PipeLines LP	27,534,015
249,755	Tesoro Logistics LP	14,303,469
		172,630,575
	INDUSTRIAL – 0.2%
135,150	USD Partners LP*	2,017,789

	UTILITIES – 2.2%
275,255	Western Gas Equity Partners LP	17,286,014

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $151,559,693)	191,934,378

	SHORT-TERM INVESTMENTS – 3.4%
26,858,249	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%[4]	26,858,249

	TOTAL SHORT-TERM INVESTMENTS (Cost $26,858,249)	26,858,249

	TOTAL INVESTMENTS – 101.1% (Cost $698,652,727)	805,965,426
	Liabilities in Excess of Other Assets – (1.1)%	(9,106,142)

	TOTAL NET ASSETS – 100.0%	$796,859,284

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	27.3%
Industrial	1.3%
Total Corporate Bonds	28.6%
Common Stocks
Energy	39.0%
Utilities	3.2%
Industrial	2.8%
Total Common Stocks	45.0%
Master Limited Partnerships
Energy	21.7%
Utilities	2.2%
Industrial	0.2%
Total Master Limited Partnerships	24.1%
Short-Term Investments	3.4%
Total Investments	101.1%
Liabilities in Excess of Other Assets	(1.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $698,652,727)	$805,965,426
Receivables:
Fund shares sold	402,947
Dividends and interest	5,076,208
Prepaid expenses	143,545
Total assets	811,588,126

Liabilities:
Payables:
Fund shares redeemed	740,141
Due to Custodian	13,037,730
Advisory fees	663,732
Distribution fees (Note 7)	113,980
Administration fees	47,548
Transfer agent fees and expenses	33,802
Fund accounting fees	24,473
Custody fees	17,144
Auditing fees	16,842
Chief Compliance Officer fees	784
Trustees' fees and expenses	217
Accrued other expenses	32,449
Total liabilities	14,728,842

Net Assets	$796,859,284

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$694,044,595
Accumulated net investment loss	(3,584,937)
Accumulated net realized gain on investments	(913,073)
Net unrealized appreciation on investments	107,312,699
Net Assets	$796,859,284

Class A Shares:
Net Assets applicable to shares outstanding	$86,862,767
Number of shares issued and outstanding	6,235,172
Redemption price per share*	$13.93
Maximum sales charge (5.50% of offering price)**	0.81
Maximum offering price to public	$14.74

Class C Shares:
Net Assets applicable to shares outstanding	$115,032,959
Number of shares issued and outstanding	8,241,386
Offering and redemption price per share*	$13.96

Class I Shares:
Net Assets applicable to shares outstanding	$594,963,558
Number of shares issued and outstanding	43,420,418
Offering and redemption price per share	$13.70

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income
Dividends (net of foreign withholding taxes of $117,348)	$7,406,034
Interest	9,598,551
Miscellaneous income	32,034
Total investment income	17,036,619

Expenses
Advisory fees	6,320,036
Distribution fees - Class C (Note 7)	824,272
Administration fees	359,133
Transfer agent fees and expenses	195,264
Distribution fees - Class A (Note 7)	150,149
Fund accounting fees	143,271
Custody fees	76,626
Registration fees	57,091
Shareholder reporting fees	37,729
Miscellaneous	35,626
Legal fees	31,798
Auditing fees	16,750
Trustees' fees and expenses	5,345
Chief Compliance Officer fees	4,531
Insurance fees	2,299

Total expenses	8,259,920
Advisory fees recovered	157,224
Net expenses	8,417,144
Net investment income	8,619,475

Realized and Unrealized Gain on Investments
Net realized gain on investments	22,684,301
Net change in unrealized appreciation/depreciation on investments	64,963,108
Net realized and unrealized gain on investments	87,647,409

Net Increase in Net Assets from Operations	$96,266,884

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2014	November 30, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$8,619,475	$4,222,779
Net realized gain on investments, puchased options contracts
and written options contracts	22,684,301	9,046,363
Net change in unrealized appreciation/depreciation on investments,
and written options contracts	64,963,108	32,427,729
Net increase in net assets resulting from operations	96,266,884	45,696,871

Distributions to Shareholders:
From net investment income:
Class A	(393,326)	(208,736)
Class C	(18,014)	(4,713)
Class I	(3,881,350)	(3,481,792)
From capital gains:
Class A	(2,636,706)	(733,961)
Class C	(3,604,741)	(804,859)
Class I	(20,519,975)	(8,182,518)
From return of capital:
Class A	(1,238,963)	(429,852)
Class C	(1,494,108)	(372,339)
Class I	(9,916,169)	(5,290,831)
Total distributions to shareholders	(43,703,352)	(19,509,601)

Capital Transactions:
Net proceeds from shares sold:
Class A	60,692,266	19,961,559
Class C	66,350,806	39,347,735
Class I	340,985,688	275,387,424
Reinvestment of distributions:
Class A	2,600,935	703,393
Class C	1,528,322	527,897
Class I	21,987,020	12,144,006
Cost of shares redeemed:
Class A1	(10,850,811)	(4,189,968)
Class C2	(6,481,145)	(1,276,065)
Class I3	(160,235,992)	(152,387,577)
Net increase in net assets from capital transactions	316,577,089	190,218,404

Total increase in net assets	369,140,621	216,405,674

Net Assets
Beginning of period	427,718,663	211,312,989
End of period	$796,859,284	$427,718,663

Accumulated net investment loss	$(3,584,937)	$(2,148,803)

Capital Share Transactions:
Shares sold:
Class A	4,358,732	1,665,022
Class C	4,726,136	3,224,624
Class I	25,137,780	22,830,139
Shares reinvested:
Class A	182,985	57,686
Class C	107,691	43,256
Class I	1,583,386	1,010,274
Shares redeemed:
Class A	(763,155)	(342,951)
Class C	(470,273)	(104,514)
Class I	(11,792,696)	(12,574,724)
Net increase in capital share transactions	23,070,586	15,808,812

[1]	Net of redemption fee proceeds of $14,298 and $2,374, respectively.
[2]	Net of redemption fee proceeds of $3,771 and $4,060, respectively.
[3]	Net of redemption fee proceeds of $58,230 and $134,111, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

							For the Period
	For the Year Ended		For the Year Ended		For the Year Ended		May 18, 2011* through
	November 30, 2014		November 30, 2013		November 30, 2012		November 30, 2011

Net asset value, beginning of period	$12.44		$11.24		$10.79		$10.64
Income from Investment Operations:
Net investment income[1]	0.18		0.13		0.14		0.04
Net realized and unrealized gain on investments	2.18		1.68		0.92		0.41
Total from investment operations	2.36		1.81		1.06		0.45

Less distributions:
From net investment income	(0.09)		(0.09)		(0.10)		(0.05)
From net realized gain	(0.53)		(0.33)		(0.18)		(0.01)
From return of capital	(0.25)		(0.19)		(0.33)		(0.24)
Total distributions	(0.87)		(0.61)		(0.61)		(0.30)

Redemption fee proceeds	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$13.93		$12.44		$11.24		$10.79

Total return[3]	19.05%		16.30%		10.02%		4.32%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$86,863		$30,567		$12,109		$1,606

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.40%		1.44%		1.61%		2.76%	[6]
After fees waived/recovered	1.43%		1.50%		1.50%		1.50%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.30%		1.14%		1.14%		(0.54%)	[6]
After fees waived/recovered	1.27%		1.08%		1.25%		0.72%	[6]
Portfolio turnover rate	38%		42%		101%		83%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.50%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended		For the Year Ended		April 2, 2012* through
	November 30, 2014		November 30, 2013		November 30, 2012

Net asset value, beginning of period	$12.46		$11.23		$11.20
Income from Investment Operations:
Net investment income[1]	0.07		0.04		0.05
Net realized and unrealized gain on investments	2.18		1.67		0.37
Total from investment operations	2.25		1.71		0.42

Less distributions:
From net investment income	-	[2]	-	[2]	(0.07)
From net realized gain	(0.53)		(0.33)		(0.11)
From return of capital	(0.22)		(0.15)		(0.21)
Total distributions	(0.75)		(0.48)		(0.39)

Redemption fee proceeds	-	[2]	-	[2]	-

Net asset value, end of period	$13.96		$12.46		$11.23

Total return[3]	18.12%		15.41%		3.80%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,033		$48,314		$8,024

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	2.15%		2.19%		2.36%	[6]
After fees waived/recovered	2.18%		2.25%		2.25%	[6]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.55%		0.39%		0.52%	[6]
After fees waived/recovered	0.52%		0.33%		0.63%	[6]
Portfolio turnover rate	38%		42%		101%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 2.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

						For the Period December
	For the Year Ended		For the Year Ended	For the Year Ended		27, 2010* through
	November 30, 2014		November 30, 2013	November 30, 2012		November 30, 2011

Net asset value, beginning of period	$12.24		$11.10	$10.65		$10.00
Income from Investment Operations:
Net investment income[1]	0.21		0.16	0.17		0.12
Net realized and unrealized gain on investments	2.14		1.64	0.91		1.08
Total from investment operations	2.35		1.80	1.08		1.20

Less distributions:
From net investment income	(0.11)		(0.13)	(0.11)		(0.09)
From net realized gain	(0.53)		(0.33)	(0.18)		(0.02)
From return of capital	(0.25)		(0.21)	(0.34)		(0.44)
Total distributions	(0.89)		(0.67)	(0.63)		(0.55)

Redemption fee proceeds	-	[2]	0.01	-	[2]	-	[2]

Net asset value, end of period	$13.70		$12.24	$11.10		$10.65

Total return[3]	19.32%		16.56%	10.35%		12.18%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$594,964		$348,838	$191,180		$27,045

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.15%		1.19%	1.36%		3.29%	[6]
After fees waived/recovered	1.18%		1.25%	1.25%		1.25%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.55%		1.39%	1.42%		(0.79%)	[6]
After fees waived/recovered	1.52%		1.33%	1.53%		1.25%	[6]
Portfolio turnover rate	38%		42%	101%		83%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
The Advisory Research MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 31, 2013, the Fund was known as FAMCO MLP & Energy Income. The Fund primarily seeks current income and secondarily seeks long-term capital appreciation.  The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011.  Class C shares commenced investment operations on April 2, 2012.  Class I shares commenced investment operations on December 27, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The Fund did not hold any written options contracts as of and during the year ended November 30, 2014.

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. This agreement is effective until March 31, 2015, and may be terminated by the Trust's Board of Trustees.

For the year ended November 30, 2014, the Advisor recovered $157,224 of previously waived advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2014, the Advisor recovered all previously waived fees of $355,277.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$689,532,882

Gross unrealized appreciation	136,616,366
Gross unrealized depreciation	(20,183,822)

Net unrealized appreciation on investments	$116,432,544

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,807,240	$(5,762,919)	$3,955,679

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and partial MLP dispositions	(13,617,855)
Net unrealized appreciation on investments	116,432,544
Total accumulated earnings	$102,814,689

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 for the Fund was as follows:

Distributions paid from:	2014	2013
Ordinary income	$21,239,232	$9,155,823
Long-term capital gains	9,814,880	4,260,756
Tax return of capital	12,649,240	6,093,022
Total distributions	$43,703,352	$19,509,601

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2014, the Fund received $76,299 redemption fees.

Note 6 –   Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $512,692,024 and $229,291,179, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of the Fund do not pay any distribution fees.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

For the year ended November 30, 2014 distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$217,769,690	$-	$217,769,690
Industrial	-	10,356,450	-	10,356,450
Common Stocks
Energy	311,310,807	-	-	311,310,807
Industrial	22,233,336	-	-	22,233,336
Utilities	25,502,516	-	-	25,502,516
Master Limited Partnerships
Energy	172,630,575	-	-	172,630,575
Industrial	2,017,789	-	-	2,017,789
Utilities	17,286,014	-	-	17,286,014
Short-Term Investments	26,858,249	-	-	26,858,249
Total Investments	$577,839,286	$228,126,140	$-	$805,965,426

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not invest in any derivatives or engage in any hedging activities as of and during the year ended November 30, 2014.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2014, to shareholders of record on December 29, 2014 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$0.0000	$0.0000	$0.0136
Class C Shares:	0.0000	0.0000	0.0052
Class I Shares:	0.0000	0.0000	0.0163

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 27, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Income Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period December 27, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

Advisory Research  MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
28.38% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2014 are eligible for corporate dividends received deduction for the Income Fund.

Qualified Dividend Income
32.26% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2014, are designated as qualified dividend income for the Income Fund.

For Federal income tax purposes, the Income Fund designates long-term capital gain dividends of $9,814,880, or the amounts necessary, for the year ended November 30, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund ComplexOverseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

Advisory Research  MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund ComplexOverseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010)
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740.
Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Advisory Research MLP & Energy Income Fund
Supplemental Information (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Income Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated as follows:
•	The total return of the Fund for the one-year period was higher than the Performance Peer Group median return and the return of the Alerian MLP Index, but below the median return of the Domestic Energy Performance Universe by 212 basis points.
•	For the three-year period, the Fund’s annualized returns were above the median returns of the Performance Peer Group and the Performance Universe, but slightly below the returns of the Index (by 16 basis points).

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Research MLP & Energy Income Fund
Supplemental Information (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were the same as the medians of the Fund’s Expense Peer Group and Expense Universe.  The Board observed that the Fund’s advisory fee was higher than the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund, but noted that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.  The Board also noted that the advisory fee charged by the Fund is higher than the advisory fee the Investment Advisor charges the Advisory Research MLP & Energy Infrastructure Fund, which is managed using the same strategies as the Fund, but noted that the Fund has a lower minimum investment and therefore has more complex cash management issues. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were below the Expense Peer Group median but slightly above the Expense Universe median (by seven basis points).  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints and the Investment Advisor had recouped its previously waived advisory fees, the Fund’s advisory fees were not high (the fees were the same as the Expense Peer Group median and the Expense Universe median), and that they would continue to consider and discuss with the Investment Advisor any economies of scale with respect to the Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research MLP & Energy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		6/1/14	11/30/14	6/1/14 - 11/30/14*
Class A	Actual Performance	$ 1,000.00	$ 1,042.70	$ 7.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.09
Class C	Actual Performance	1,000.00	1,039.50	11.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.86
Class I	Actual Performance	1,000.00	1,044.10	5.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, 2.15% and 1.15% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

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Advisory Research MLP & Energy Income Fund
A series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535

Privacy Principles of the Advisory Research MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, on the Fund’s website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Income Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$28,500	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/9/2015